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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



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                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

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         Date of Report (Date of earliest event reported): June 26, 2006

                        DOBI MEDICAL INTERNATIONAL, INC.
               (Exact Name of Registrant as Specified in Charter)


          Delaware                    0-32523                   98-0222710
(State or other jurisdiction    (Commission File Number)       (IRS Employer
      of incorporation)                                      Identification No.)


                1200 MacArthur Boulevard                            07430
                  Mahwah, New Jersey                             (Zip Code)
       (Address of principal executive offices)



       Registrant's telephone number, including area code: (201) 760-6464


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4 (c) under the
    Exchange Act (17 CFR 240.13e-4(c))


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                           CURRENT REPORT ON FORM 8-K

                        DOBI MEDICAL INTERNATIONAL, INC.

                                  June 26, 2006

ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

         (a) By e-mail dated June 27, 2006 and received by our company on the same date, William Li resigned as a member of the board of directors of our company effective June 26, 2006. Mr. Li had served as a director of our company and as a member of the compensation committee of the board of directors. In the e-mail to our company announcing his resignation, Mr. Li cited a variety of personal and other reasons as the reason for his resignation.

         A copy of the e-mail from Mr. Li announcing his resignation from the board of directors is included as Exhibit 17.1 to this report and is incorporated herein by reference.

ITEM 9.01.    FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

         17.1 Resignation e-mail of William Li, sent June 27, 2006 and received by DOBI Medical International, Inc. on June 27, 2006.


                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       DOBI MEDICAL INTERNATIONAL, INC.


Date:  June 30, 2006                   By:   /s/ Michael R. Jorgensen
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                                             Michael R. Jorgensen
                                             Authorized Representative